8% SERIES D UNSECURED CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. D-___                                                         US $__________

                                  AIRTRAX, INC.

                   8% SERIES D UNSECURED CONVERTIBLE DEBENTURE
                              DUE FEBRUARY 13, 2007


     THIS DEBENTURE is issued by Airtrax, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company") and is designated as its 8% Series D Unsecured Convertible Debenture Due February 13, 2007 (the "Debenture").


     FOR VALUE RECEIVED, the Company promises to pay to ___________________ or permitted assigns (the "Holder"), the principal sum of ___________________ DOLLARS (US $________) on February 13, 2007 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 8% per annum accruing from the Issue Date. Accrual of interest shall commence on the Issue Date and continue until payment in full of the principal sum and all accrued interest has been made or duly provided for. Interest shall be payable quarterly, on March 31, June 30, September 30 and December 31 of each year (with the first installment of interest due and payable on March 31, 2006), and shall be computed on the basis of a 365-day year for the actual number of days elapsed. If any interest payment date or the Maturity Date is not a business day in the State of New Jersey, then such payment shall be made on the next succeeding business day. The interest on this Debenture is payable,  at the  Company's  option,  in cash or shares  of Common  Stock of the
Company at the address last appearing on the Debenture register of the Company (the "Debenture Register") as designated in writing by the Holder from time to time. The number of shares of Common Stock to be paid as interest shall be valued and computed based upon the Conversion Price. Provided there then exists no Event of Default under this Debenture, the principal of and any accrued but unpaid interest due under this Debenture on the Maturity Date shall automatically be converted into shares of Common Stock on the Maturity Date at the Conversion Price, such shares to be delivered to the registered holder of this Debenture and addressed to such holder at the last address appearing on the Debenture Register.

     This Debenture is subject to the following additional provisions:

     (1) Tax Withholding. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     (2) Transfer Restrictions. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Act, and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinion(s) of counsel reasonably acceptable to the Company and/or its counsel that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     (3)  Conversion.
          ----------
          (a) Holders Right to Convert. The Holder of this Debenture is entitled, at its option, to convert at any time commencing 90 days after the Issue Date, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") of $1.56.

          (b) Mandatory Conversion. At any time commencing 90 days after the Issue Date, the Company is entitled, at its option, to force conversion of all of a portion the Debenture which remains unconverted, plus accrued but unpaid interest, at a price equal to the Conversion Price. In addition, on the Maturity Date, all of the Debenture which remains unconverted, plus accrued but unpaid interest, shall automatically be converted into Common Stock at a price equal to the Conversion Price.

     (4) Sufficient Shares Reserved. The Company shall at all times prior to the conversion in full or payment in full of this Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this Debenture at the Conversion Price. The Company shall initially reserve at least 100% of the number of shares of Common Stock issuable to Holder as of the Closing Date. The Company shall take all actions necessary to give effect to the preceding sentence, including, without limitation, amending its Certificate of Incorporation to authorize additional shares of Common Stock, if necessary.

     (5) Conversion Procedures.
         ---------------------

          (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid in cash or shares of Common Stock as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (856) 227-9168, Attn.: Peter Amico, President. Certificates representing Common Stock upon conversion will be delivered to the Holder within five (5) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

          (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the five (5) Trading Day period described in Section 5(a) could result in economic loss to the Holder. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

     (6) Debenture is an Unconditional Obligation. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     (7) Debenture Unsecured. This Debenture is unsecured, but it shall be senior in right of payment at any time to any and all unsecured indebtedness of the Company owed to any officer, director or other affiliate.

     (8) Merger; Consolidation; Sale of Assets. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the

Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable.

     In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert any or all of the Debenture by delivering a Notice of Conversion to the Company within ten (10) days of receipt of notice of such Sale from the Company, which notice the Company shall be required to give.

     (9) Governing Law; Jurisdiction. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     (10) Default. Any one of the following shall constitute an "Event of Default":

          (a) The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of ten (10) business days, during such time the Company shall have an opportunity to cure; or

          (b) Any of the representations or warranties made by the Company herein, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Warrant shall be false or misleading at the time made and which deficiency has had or could reasonably be expected to have a material adverse effect on the Holder or its investment in the Company; or

          (c) The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

(d) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of fifteen (15) business days after written notice of such failure; or

          (e) The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

          (f) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          (g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

          (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          (i) The Company shall have its Common Stock suspended or delisted from trading on the Principal Market for in excess of five (5) Trading Days.

Upon the occurrence of an Event of Default, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default may, at the option of the Holder, be made in shares of Common Stock of the Company which number of shares shall be calculated based upon at the closing sale price of the Common Stock on the date the Debenture becomes due and payable. Such payment of shares shall be made within ten (10) Trading Days of such demand.

     (11) No Rights as Stockholder. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     (12) Additional Conversion Restrictions. In no event shall any holder be entitled to convert this Debenture for shares of Common Stock in excess of that number of shares of Common Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its "affiliates" (as defined in Rule 405 under the Securities
Act) to exceed 9.99% of the outstanding shares of the Common Stock of the Company following such conversion. For purposes of this Section 14, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of any remaining, unconverted portion of this Debenture and (ii) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 14, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 14, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any holder, the Company shall immediately confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of portions of the Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Section 14 applies, the determination of whether the Debenture is convertible (in relation to other securities owned by a Holder) and of which portion of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination that the Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert the Debenture at such time as such conversion will not violate the provisions of this Section 14. The Holder may waive the provisions of this Section 14 as to itself (and solely as to itself) upon not less than 61 days' prior notice to the Company, and the provisions of this Section 14 shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No conversion in violation of this Section 14, but otherwise in accordance with this Debenture, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully paid and nonassessable.

                     [The next page is the signature page.]

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its officer thereunto duly authorized.


Dated:   February 13, 2006

                                  AIRTRAX, INC.



                                  By: /s/ Peter Amico
                                  ----------------------------------
                                  Name: Peter Amico
                                  Title: President

                                    EXHIBIT A
                                    ---------
                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Airtrax, Inc. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion _____________________________________________________________


Applicable Conversion Price  ___________________________________________________


Accrued Interest________________________________________________________________


Number of Shares to be Issued  _________________________________________________


Name of Holder _________________________________________________________________


Signature of Holder ____________________________________________________________

Address for Delivery of Shares or DTC
Account Number for Electronic Delivery of Shares: ______________________________


________________________________________________________________________________

________________________________________________________________________________